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                                                                    EXHIBIT 99.2



            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Movado Group, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene J. Karpovich, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  December 16, 2002                              /s/ Eugene J. Karpovich
                                                      --------------------------
                                                      Eugene J. Karpovich
                                                      Senior Vice President and
                                                      Chief Financial Officer